UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

August 17, 2005

Date of Report (Date of earliest event reported)

PAN PACIFIC RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13243	33-0752457
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1631-B South Melrose Dr., Vista, CA 92081
(Address of principal executive offices) (Zip Code)

(760) 727-1002

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 17, 2005, Pan Pacific Retail Properties, Inc. (the “Company”) executed a terms agreement, which included the provisions of an underwriting agreement, for the issuance and sale of $100,000,000 in aggregate principal amount of its 5.25% Senior Unsecured Notes due September 1, 2015 as set forth in a Prospectus Supplement dated August 17, 2005 and the accompanying Prospectus dated January 13, 2004. For additional information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Terms Agreement and Underwriting Agreement, dated August 17, 2005, by and between Pan Pacific Retail Properties, Inc. and Banc of America Securities LLC, as representative of the several underwriters.

4.1	Indenture, dated April 6, 2001, by and between Pan Pacific Retail Properties, Inc. and The Bank of New York Trust Company, N.A., as Trustee (Incorporated by reference from Exhibit 4.2 of Pan Pacific Retail Properties, Inc.’s Current Report on Form 8-K filed on April 10, 2001).

4.2	Form of 5.25% Senior Unsecured Note due September 1, 2015.

4.3	Officer’s Certificate pursuant to Section 201, 301 and 302 of the Indenture, dated April 6, 2001, between Pan Pacific Retail Properties, Inc. and The Bank of New York Trust Company, N.A, as Trustee, establishing a series of securities entitled “5.25% Senior Unsecured Notes due 2015.”

5.1	Opinion of Venable LLP

5.2	Opinion of Latham & Watkins LLP

8.1	Opinion of Latham & Watkins LLP regarding tax matters.

12.1	Calculation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pan Pacific Retail Properties, Inc.

Date: August 22, 2005	By:	/s/ Joseph B. Tyson
	Name:	Joseph B. Tyson
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Terms Agreement and Underwriting Agreement, dated August 17, 2005, by and between Pan Pacific Retail Properties, Inc. and Banc of America Securities LLC, as representative of the several underwriters.

4.1	Indenture, dated April 6, 2001, by and between Pan Pacific Retail Properties, Inc. and The Bank of New York Trust Company, N.A., as Trustee (Incorporated by reference from Exhibit 4.2 of Pan Pacific Retail Properties, Inc.’s Current Report on Form 8-K filed on April 10, 2001).

4.2	Form of 5.25% Senior Unsecured Note due September 1, 2015.

4.3	Officer’s Certificate pursuant to Section 201, 301 and 302 of the Indenture, dated April 6, 2001, between Pan Pacific Retail Properties, Inc. and The Bank of New York Trust Company, N.A, as Trustee, establishing a series of securities entitled “5.25% Senior Unsecured Notes due 2015.”

5.1	Opinion of Venable LLP.

5.2	Opinion of Latham & Watkins LLP.

8.1	Opinion of Latham & Watkins LLP regarding tax matters.

12.1	Calculation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).